Exhibit(17)(a)

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11717	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided or return it to Proxy Tabulator, P.O. Box 9173, Farmingdale, NY 11735.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M16011-S48185 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Proposals		For	Against	Abstain

PROPOSAL 1:	To approve the merger of Cohen & Steers REIT and Utility Income Fund, Inc. with and into Cohen & Steers Select Utility Fund, Inc. (“UTF” or the “Fund”) in accordance with the Maryland General Corporation Law.	☐	☐	☐

PROPOSAL 2:	To approve an amendment to UTF’s charter to increase the number of authorized shares of UTF’s capital stock.	☐	☐	☐

PROPOSAL 3:	To approve changing UTF’s investment objective.	☐	☐	☐

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Stockholders of UTF of record at the close of business on July 30, 2009 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting:

The Proxy Statement is available at www.proxyvote.com.

M16012-S48185

COHEN & STEERS

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the stock of the Fund referenced on the reverse side of card registered in the name of the undersigned at the Special Joint Meeting of Stockholders to be held at InterContinental The Barclay New York, 111 East 48th Street, North Parlor Rooms I and II, New York, New York 10017 on October 22, 2009 at 10:00 a.m., Eastern time and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11717	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided or return it to Proxy Tabulator, P.O. Box 9173, Farmingdale, NY 11735.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M16013-S48185 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Proposals		For	Against	Abstain

PROPOSAL 1:	To approve the merger of Cohen & Steers REIT and Utility Income Fund, Inc. (“RTU” or the “Fund”) with and into Cohen & Steers Select Utility Fund, Inc. in accordance with the Maryland General Corporation Law.	☐	☐	☐

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Stockholders of RTU of record at the close of business on July 30, 2009 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting:

The Proxy Statement is available at www.proxyvote.com.

M16014-S48185

COHEN & STEERS

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the stock of the Cohen & Steers Fund, referenced on the reverse side of card registered in the name of the undersigned at the Special Joint Meeting of Stockholders to be held at InterContinental The Barclay New York, 111 East 48th Street, North Parlor Rooms I and II, New York, New York 10017 on October 22, 2009 at 10:00 a.m., Eastern time and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)